                                                                   EXHIBIT 10.18

                                  LEASE AGREEMENT

                                  300 PARKLAND PLAZA
                                  ANN ARBOR, MI 48103


    LANDLORD:                     300 PARKLAND PLAZA L.L.C.
                                  2038 S. SEVENTH STREET
                                  ANN ARBOR, MI  48103

    TENANT:                       SENSYS TECHNOLOGIES, INC.
                                  8419 TERMINAL ROAD
                                  NEWINGTON, VA  22122

    PREMISES:                     South 12,500 square feet of 1st story building
                                  300 Parkland Plaza
                                  ANN ARBOR, MI  48103
                                  (See Attached)

                                 Revised 9/30/98

                                      INDEX

                                                                                                PAGE
                                                                                               NUMBER
                                                                                               ------
1.0.             LEASE TERMS                                                                     1
----             -----------
1.1.                Tenant                                                                       1

1.2.                Tenant Address                                                               1
1.3.                Tenant Telephone                                                             1

1.4.                Landlord                                                                     1
1.5.                Landlord Address                                                             1
1.6.                Landlord Telephone                                                           1

1.7.                Premises                                                                     1
1.8.                Use                                                                          1
1.9.                Date of Lease                                                                1
1.10.               Term of Lease                                                                1
                    1.10.1.                 Start                                                1
                    1.10.2.                 End                                                  1

1. 11.              Rent                                                                         1
                    1.11.1.                 Total Base Rent                                      1
                    1.11.2.                 Monthly Base Rent                                    1
                    1.11.3.                 Due Date of First Monthly Base Rent                  1
1.12.               Complex Costs                                                                1

                    1.12.1.                 Tenant Complex Cost Percentage                       1
                    1.12.2.                 First Monthly Complex Cost Due                       1
                    1.12.3.                 First Monthly Escrow Amount                          1
1.13.               Security Deposit                                                             1

                    1.13.1.                 Security Deposit                                     1

2.0                 PREMISES                                                                     3
---                 --------
2.1.                Complex                                                                      3
2.2.                Premises                                                                     3
2.3.                Improvements                                                                 3

3.0.                TERM                                                                         4
----                ----
3.1.                Term                                                                         4
3.2.                Holding Over                                                                 4

4.0.                RENT                                                                         5
---                 ----
4.1.                Base Rent                                                                    5
4.2.                Tenant Complex Costs                                                         5

5.0.                SECURITY DEPOSIT                                                             8
----                ----------------
5.1.                Security Deposit                                                             8
5.2.                Holding of Security Deposit                                                  8
5.3.                Landlord Assignment of Security Deposit                                      8
5.4.                Tenant Assignment of Security Deposit                                        8

5.5.                Refund                                                                       8
                                                                                               PAGE
                                                                                              NUMBER
                                                                                              ------

6.0.                USE                                                                          9
----                ---
6.1.                 Use of Premises                                                             9
6.2.                 Delivery and Refuse                                                         9
6.3.                 Parking                                                                     9
6.4.                 Right of Entry by Landlord                                                  9

6.5.                Rules and Regulations                                                       10
6.6.                Rights Reserved to Landlord                                                 10

7.0.                MAINTENANCE, REPAIR, ALTERATION                                             12
----                -------------------------------
7.1.                 Landlord's Obligations                                                     12
7.2.                 Utilities                                                                  13
7.3.                 Exterior Lighting                                                          13
7.4.                 Tenant's Obligations                                                       13
7.5.                 Plumbing                                                                   14
7.6.                 Signs                                                                      14
7.7.                 Alterations                                                                14

8.0.                INSURANCE AND INDEMNITY                                                     14
----                -----------------------
8.1.                Indemnity                                                                   14
8.2.                Landlord's Insurance                                                        15
8.3.                Tenant Insurance                                                            15
8.4.                Tenant Public Liability Insurance                                           15
8.5.                Glass Insurance                                                             15
8.6.                Insurance Policies                                                          16
8.7.                Waiver of Subrogation                                                       16

9.0.                ASSIGNMENT                                                                  16
----                ----------
9.1.                Tenant Assignment                                                           16
9.2.                Landlord Assignment                                                         17

10.0.               EMINENT DOMAIN                                                              17
-----               --------------
10.1.               Total Condemnation                                                          17
10.2.               Partial Condemnation                                                        17
10.3.               Damages From Condemnation                                                   17

11.0.               DESTRUCTION OR DAMAGE TO PREMISES                                           18
-----               ---------------------------------
11.1.               Casualty Loss                                                               18

12.0.               TENANT BANKRUPTCY                                                           18
-----               -----------------
12.1.               Tenant's Interest Not Transferab1e                                          18
12.2.               Landlord's Option To Terminate                                              18

                                                                                                PAGE
                                                                                               NUMBER
                                                                                               ------
13.0.               TENANT DEFAULT                                                              19
-----               --------------
13.1.               Right to Re-Enter                                                           19
13.2.               Right to Re-Let                                                             19
13.3.               Legal Expenses                                                              20
13 4.               Receipt of Money After Termination of Lease                                 20
13.5.               Self-Help                                                                   20

14.0.               TENANT'S PROPERTY                                                           21
-----               -----------------
14.1.               Taxes on Leasehold                                                          21
14.2.               Notice By Tenant                                                            21

15.0.               QUIET ENJOYMENT                                                             21
-----               ---------------
15.1.               Landlord's Covenant                                                         21
15.2.               Tenant's Covenant                                                           21

16.0.               LEASE SUBORDINATE                                                           22
-----               -----------------
16.1.               Subordination                                                               22
16.2                Attornment                                                                  22
16.3.               Tenant Off-Set Statement                                                    22

                    MISCELLANEOUS                                                               22
                    -------------
17.1.               Successors                                                                  22
17.2.               Waiver                                                                      23
17.3.               Notice                                                                      23
17.4.               Relationship                                                                23
17.5.               Consent Not Unreasonably Withheld                                           23
17.6.               Accord and Satisfaction                                                     23
17.7.               Headings                                                                    24
17.8.               Partial Invalidity                                                          24
17.9.               Reservation                                                                 24
17.10.              Liens                                                                       24
17.11.              Liability of Landlord                                                       24
17.12.              Force Majeure                                                               25
17.13.              Entire Agreement                                                            25
17.14.              Estoppel                                                                    25
17.15.              Attorney Approval                                                           25

RIDER A             MODIFICATIONS OF LEASE                                                      26
----- -             ----------------------
RA.1.               Terms                                                                       26
RA.2.               Option To Renew                                                             26
RA.3.               Utilities Agreement                                                         26

    ARTICLE 1.0  LEASE TERMS
    -----------  -----------
            Section 1.1             Tenant :    SENSYS Technologies Inc. "Tenant"
            -----------                         ------------------------

            Section 1.2             Tenant Address:    8419 Terminal Drive
            -----------                                -------------------
                                                       Newington, VA 22122
                                                       -------------------

            Section 1.3             Tenant Telephone:  (703) 550-7000
            -----------                                --------------

            Section 1.4             Landlord:  300 parkland Plaza, LLC, a limited liability corporation ("Landlord")
            -----------

            Section 1.5             Landlord Address:    2038 S. Seventh St.
            -----------                                  -------------------
                                                         Ann Arbor, MI 48103
                                                         -------------------

            Section 1.6             Landlord Telephone:  (734) 663-5032
            -----------                                  --------------

            Section 1.7             Premises:  South 12, 419 S.F. of 1-story at 300 Parkland Plaza
            -----------                        ---------------------------------------------------
                                               Ann Arbor, MI 48103
                                               ---------------------------------------------------

            Section 1.8             Use:  Office, Engineering Labs, and Model Shop
            -----------                   ----------------------------------------

            Section 1.9             Date of Lease:  December 1, 1998
            -----------                             ----------------

            Section 1.10            Term of Lease:  Five (5) Years
            ------------                            --------------
                                    1.10.1. Start:  December 1, 1998
                                                    ----------------
                                    1.10.2. End:    November 31, 2003
                                                    -----------------

            Section 1.11            Rent
            ------------
                                    1.11.1      Total Base Rent:  $558,855.00
                                                                  -----------
                                    1.11.2      Monthly Base Rent:  $9,314.25
                                                                    ---------
                                    1.11.3      Due Date of First Monthly Base Rent:  December 1, 1998
                                                                                      ----------------

            Section 1.12            Complex Costs
            ------------
                                    1.12.1.     Tenant Complex Cost Percentage:     50%
                                                                                    ---
                                    1.12.2      First Monthly Complex Cost Due:  December 1, 1998
                                                                                 ----------------
                                    1.12.3      First Monthly Escrow Amount:  $3,200.00
                                                                              ---------

            Section 1.13            Security Deposit
            ------------
                                    1.13.1.     Security Deposit:  $12,575.00
                                                                   ----------------
                                    1.13.2.     Other Collateral:      N/A
                                                                   ----------------
                                    1.13.3.     Guarantors:             N/A
                                                             ----------------------

            WITNESSETH: Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant, does hereby lease unto Tenant, and Tenant hereby accepts this Lease of, the Premises upon the terms and conditions of this lease, including pages 1 through 26 and all Riders and Exhibits hereto, all of which are incorporated herein by this reference. Dated the date first above written.

Witnesses:                 Landlord:  300 Parkland Plaza, LLC, a limited
---------                  --------   liability corporation, of Michigan

/s/ Ronald D. Marten
------------------------

------------------------
                                     By:
                                        ------------------------------
                                          Its:  Managing Member
                                                ---------------

/s/ Cindy Hruska           Tenant:        SENSYS Technologies Inc.
------------------------                  ------------------------

Assistant Secretary                  By:/s/ R. R. Bower
------------------------                ---------------
                                          Its:  Senior Vice President of Finance
                                              ----------------------------------

STATE OF MICHIGAN
COUNTY OF WASHTENAW

         On this 19th day of November, 1998, before me, a Notary Public in and for said County, appeared Noraldeen M. Ridha, to me personally known, who being by me duly sworn did say that he is an authorized general partner of 300 Parkland plaza L.L.C. a Michigan limited partnership, the partnership that executed the within and foregoing instruments and as a general partner of said limited partnership by authority of the other partners, acknowledged said instruments to be the free act and deed of said limited partnership.


                                      --------------------------------
                                      Notary Public
                                      County of Washtenaw
                                                ----------------------

My Commission expires:    03/09/01
                          ------------




STATE OF VIRGINIA
COUNTY OF  Prince William

         On this 13th day of November, 1998, before me, a Notary in and for said County, appeared Robert R. Bower to me personally known, who being by me duly sworn, did acknowledge for himself and say that he is the Senior VP of Finance of Sensys Technologies Inc., the entity described herein as Tenant, who execute the within instrument as the duly authorized agent of Tenant with full power to bind Tenant hereby who signed this Lease on behalf of Tenant and who acknowledges said instrument to be the free act and deed of Tenant.

                                        /s/ Cindy J. Hruska
                                        --------------------------------
                                        Notary Public
                                        County of Prince William
                                                  ----------------------

My Commission expires:            December 31, 2002
                             -------------------------

                            ARTICLE 2.0.    PREMISES

Section 2.1.     Complex.

         Landlord is the owner of fee title to the commercial real estate complex known as 300 Parkland Plaza which includes all common areas, parking areas and sidewalks.

Section 2.2.     Premises.

         Subject to all terms and conditions of this Lease, Landlord hereby leases to Tenant the space(s) within the Complex described in Section 1.7. hereof, more fully described in Exhibit B hereto (the "Premises"), as well as reasonable rights of uses in and to all common areas of the complex.

Section 2.3.     Improvements.

         The Premises are being leased to Tenant in an "as is" condition and Tenant's taking possession shall be conclusive evidence against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession except as to latent defects. Landlord has not made any promise to Tenant to alter, remodel, or improve the Premises, the Complex, or any adjacent area nor made any representation regarding the condition of the Premises or the Complex except those provisions explicitly set forth in this Lease. Tenant may make permanent or temporary alternations, additions, changes or improvements (hereinafter "alternations") on or to the Premises upon receiving Landlord's prior written consent in each instance. Such consent not be unreasonably withheld, conditioned, or delayed. If Landlord consents to such alternations by Tenant, Tenant shall pay the cost of such alternations, and before commencement of the work or delivery of any materials to the Premises or Complex, Tenant shall furnish Landlord with the following: (I) plans and specifications, (ii) names and addresses of all contractors, (iii) copies of contracts, (iv) necessary permits, (v) indemnification of Landlord in form and mount reasonably satisfactory to Landlord against any and all claims, loss, costs, damages, liabilities, and expenses which may arise in connection with such alternations, (vi) waivers of lien for any and all labor, material or equipment to e supplied or rendered in connection with such alternations, and
(vii) certificates of insurance from all contractors performing labor or furnishing materials insuring Landlord against any an all liabilities which may arise out of such alternations. All alterations shall be installed in a good, workmanlike manner and only new materials shall be used. Whether tenant furnishes Landlord the foregoing or not, Tenant hereby agrees to hold Landlord harmless from and against any and all liabilities of every kind and nature which may arise out of or be connected with said alterations. Upon completing any alternations or additions, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in or for such alternations. All alterations shall comply with all ordinances and regulations of the City of Ann Arbor and any department or agency thereof and with the requirements of all federal, state, and local statutes and regulations of the State of Michigan and any department thereof. All alterations and all improvements, temporary or permanent, in or upon the Premises, placed there by Tenant shall become the property of Landlord and shall remain upon the Premises at the termination of this Lease, by lapse of time or otherwise, without compensation or credit to Tenant. If at the expiration or earlier termination of this Lease and upon Landlord's request, Tenant does not remove said additions and improvements, Landlord may remove the same and Tenant shall pay the cost of such removal and damages occasioned thereby to Landlord upon fifteen (15) days prior written notice. Tenant shall remove its office furniture, machinery, medical and other property of every kind and description (hereinafter "personal property") from the Premises within a reasonable time of the termination of this lease, whether by lapse of time or otherwise. If such personal property is not so removed, Landlord may request its removal, and if Tenant does not remove it, Landlord may do so, and Tenant shall pay the cost of such removal upon fifteen (15) days prior written notice.

                             ARTICLE 3.0.    TERMS

Section 3.1.     Term.

         Tenant's right to occupy all or any part of the Premises shall commence on 12:01 a.m. Eastern Standard Time on the date in Section 1.10.1 hereof and shall cease upon the earlier of:

         1. 11:59 p.m. Eastern Standard Time on the date in Section 1.10.2 hereof, or

         2.      Tenant's default as described in Article 13.0 hereof.

Section 3.2.     Holding Over.

         If Tenant or anyone claiming under Tenant shall remain in possession of the Premises or any part thereof after the expiration of the term of this Lease without any agreement in writing between the Landlord and Tenant with respect thereto, the person remaining in possession shall be deemed a month-to-month tenant at a rental rate equal to one hundred and fifty percent (150%) of the rent in effect upon the date of such expiration or termination until tenancy is terminated in a manner provided by law.

                              ARTICLE 4.0.   RENT

Section 4.1.     Base Rent.

         Tenant shall and hereby agrees to pay Landlord at the address set forth in Section 1.5 hereof, or such other place or such other places as Landlord may direct from time to time by notice to Tenant, payable monthly on the first day of each month in advance in the amount set forth in Section
1.11.2 hereof ("Monthly Base Rent") commencing on the date described in Section
1.11.3 hereof and on the first day of every month thereof for the term of this Lease. Tenant shall pay Additional Base Rent (described in Section 4.2 hereof) and Tenant Complex Costs (described in Section 4.3 hereof) in addition to the

Total Base Rent for the term of this Lease (the Total Base Rent, Additional Base Rent and Tenant Complex Costs being sometimes hereinafter referred to as "Rent"). Tenant's obligation to pay Rent shall be independent of every other covenant in or regarding this Lease and Tenant hereby agrees to and shall pay all Rent without notice or demand and without abatement, deduction, discount, counterclaim or offset. If the term of this Lease shall commence on other than the first day of a calendar month, then the Monthly Base Rent for such month shall be prorated upon the number of days in that calendar month.

Section 4.2.     Tenant Complex Costs.

         (a) In addition to the payment of Total Base Rent and Additional Base Rent, Tenant shall pay its proportionate share of the costs of operating the Complex as such are computed in accordance with this Section 4.2 (such rent herein referred to as "Tenant Complex Costs").

         (b) On or before each Adjustment Date, or within ninety (90) days thereafter, during the term of this Lease Landlord shall notify Tenant of the expected Complex Costs (defined below) for the forthcoming calendar year based upon contracts, union scales, tax information and other material available to Landlord. Tenant shall pay, in advance, monthly installments equal to one-twelfth (1/12) of the total amount of the projected Complex Costs multiplied by the percentage described in Section 1.12.1 hereof. If Tenant is notified of such estimate after the Adjustment Date, or if at any time during the term of this Lease Landlord notifies Tenant that Landlord has determined Complex Costs for such calendar year will be more or less than previously estimated, upon the submission to Tenant of an adjusted estimate, the monthly installments of Tenant Complex Costs to be paid by Tenant during such calendar year shall be adjusted upward or downward, as the case may be, which adjustment shall be made retroactive to the Adjustment Date for that calendar year. In this event, Tenant shall pay Landlord within thirty (30) days of Landlord's notice of increase the amount necessary to reflect an increase or Landlord shall allow Tenant a credit against the next installment(s) of Tenant Complex Costs due in such amounts as are necessary to reflect such decrease.

         (c) "Complex Costs" shall consist of all reasonable costs, expenses and disbursements of every kind, nature and description which Landlord pays or is required to pay in connection with the ownership, management, operation, maintenance and repair of the Complex, the land upon which the Complex is located and of the personal property (related to the building), fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith. To the extent that any major repair or general maintenance item is not done on a periodic basis, the cost thereof may be amortized over the estimated life of such item and then only the amortized amount applicable to any calendar year shall be included in Complex Costs in such calendar year. Complex Costs shall include, but not be limited to, all costs incurred by landlord for the maintenance, repair, and upkeep of parking areas, access roads and facilities which may be furnished by Landlord within the Complex, employee parking areas, driveways, lighting fixtures and facilities, landscaped and planted areas, retaining walls, and all other areas and improvements which may be provided by Landlord for the general use of improvements which may be provided by Landlord for the general use of all tenants, their officers, agents, employees and customers. Costs also include all real estate taxes, like assessments (whether they be general or special), sewer rents, rates and charges, transit taxes, taxes based upon government charges, and general, special, ordinary or extraordinary taxes (but not including income or franchise taxes or any other taxes imposed upon or measured by income or profits), which may be levied or assessed against any or all of the Complex, the land on which it is located or the fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith (herein and collectively referred to as "Taxes"). In case of special taxes or like assessments which may be payable in installments, only the amount of each installment paid during a calendar year shall be included as Taxes for that year. There shall be included in Taxes for any calendar year the amount of all reasonable fees, costs and expenses (including attorneys' fees) paid during such year in obtaining any refund or reduction thereof. If at any time the method of taxation then prevailing shall be altered so that any new tax, like assessment, levy, imposition, charge or any part thereof shall be imposes in place therein, and shall be measured by or be based in whole or in part upon the value of the Complex or land on which it is located, then all such new taxes, like assessments levies, impositions or charges or part thereof, to the extent that they are some measured or based, shall be included in Taxes to the extent that such items would be payable if the value of the Complex and such land were the only property of the Landlord subject thereto.

         (d) Complex Costs shall not include Landlord's income taxes, costs of alterations of any space in the Complex for tenants of costs, repair of damages caused by insurable casualties or condemnation, depreciation, costs of capital improvements to the Complex (provided, however, to any extent the capital improvements, including the use of automobiles, reflects a reduction in Complex cost, the amount of such capital costs shall be included as Complex Costs amortized over the expected life of such capital improvements), interest and principal payments on mortgages and other debt and ground rental payments advertising and promotional expenditures, management or administrative fees (except fees for a property management service), and any other expense which under generally accepted accounting principles would not be considered a normal maintenance or operating expense. Repairs or expenses scheduled less often than annually may, at Landlord's election, be prorated over the period to which such expenses are applicable.

         (e) Landlord will cause to be kept books and records showing the Complex Costs in accordance with the system of accounts and accounting, and in accordance with generally accepted accounting principles and practices consistently being maintained by Landlord for its properties. As soon as is available after each Adjustment date, Landlord shall submit to Tenant a computation of Complex Costs, if any, for the preceding calendar year to reflect Tenant's proportionate share of the Complex Costs for the preceding calendar year. Within thirty (30) days after the receipt of such statement. Tenant shall pay any amount necessary to reflect any increase in Complex Costs not previously paid because of the increase in Complex Costs for the preceding calendar year, or Landlord shall pay or credit against the next monthly installment of Complex Costs an amount necessary to reflect any excess payment previously paid during the preceding year. Tenant shall have the right to inspect Landlord's books with respect to the calculation of Complex Costs at reasonable times and upon reasonable notice.

         (f) Should this Lease commence or terminate for any portion of the Premises at any time other than the first day of a calendar year, the Complex Costs adjustment referred to in this Section 4.2 shall be prorated for said space so that said adjustment shall only apply for the days of the Lease term for the partial year. This amount shall be computed by the formula: Number of days of the lease term for such partial year divided by 365, times the Complex Cost Percentage, equals Complex Costs adjustment for the partial year.

                        ARTICLE 5.0.   SECURITY DEPOSIT

Section 5.1.     Security Deposit.

         Tenant agrees to deposit with Landlord the sum specified in Section
1.13.1 hereof, (the "Security Deposit"), as a deposit to secure the full faith and faithful and timely performance by Tenant of all terms, conditions and agreements of Tenant in this Lease. Tenant hereby agrees that in the event Tenant defaults in any respect in any term, provision, covenant, agreement, or condition of this Lease, including, but not limited to, the payment of any Rent, without prior notice to Tenant, Landlord may use, apply, or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent and/or payment of any other sum in satisfaction of any term, covenant, provision, agreement or condition to which the Tenant is in default or for any sum which Landlord may have to expend or may be required to expend by reason of Tenant's default.

Section 5.2.     Holding of Security Deposit.

         Landlord shall not be obligated to keep all or any portion of the Security Deposit as a separate fund, but may mix the Security deposit with Landlord's own funds.

Section 5.3.     Landlord Assignment of Security Deposit.

         In the event of a sale or transfer of the Complex, or any part thereof, of which the Premises forms a part, Landlord shall transfer the Security Deposit to the vendee or transferees and Landlord shall thereupon be fully released by Tenant from all liability for the return of said Security Deposit and Tenant agrees to look solely to the vendee or transferee for the return of the Security Deposit.

Section 5.4.     Tenant Assignment of Security Deposit.

         Tenant covenants and agrees it will not assign or encumber the Security Deposit and that neither Landlord, nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance made by Tenant of the Security Deposit, unless such assignment is pursuant to Section 9.1. hereof.

Section 5.5.    Refund.

         In the event Tenant shall fully; and faithfully comply with all of the terms, covenants, provisions, agreements and conditions of this Lease, the Security Deposit shall be returned to the Tenant, without interest, after inspection of the Premises by the Landlord, immediately following the end of the term of this Lease.

                               ARTICLE 6.0.  USE

Section 6.1.     Use of Premises.

         It is understood and agreed between the parties hereto that during the term of this Lease and all extensions thereof the Premises shall be used and occupied only for the use described in Section 1.8 hereof and for no other purpose of purposes without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed. Tenant shall promptly comply with all laws, ordinances and lawful orders and regulations affecting Tenant's use of the Premises, including, but not limited to Landlord's reasonable rules and regulations for the Complex.

Section 6.2.    Delivery and Refuse.

         All receiving, delivery and removal of goods, supplies, equipment, garbage and refuse shall be made only by way of the areas provided therefore by Landlord. Tenant and Tenant's employees, agents and invitees shall have the right, during the term hereof, to use such areas, in common with other entitled to use thereof, subject to such regulations as Landlord shall make from time to time.

Section 6.3.     Parking.

         Landlord agrees to supply Tenant with sufficient parking in accordance with all laws, ordinances and regulations. Tenant agrees to use their best efforts to have long term parking concentrated in areas in the southerly location of the Complex.

Section 6.4.     Right of Entry by Landlord.

         Landlord shall have the right to enter upon the Premises or any part thereof with the least possible inconvenience to Tenant or its customers without charge to Landlord at all reasonable times and upon reasonable notice, and in case of emergency at any time, to inspect the Premises, show the Premises to prospective purchasers, during the last sixty (60) days of the Lease term show the Premises to prospective tenants, to make or facilitate any repairs, alterations, additions or improvements to the Premises or any other part of the Complex.

Section 6.5.     Rules and Regulations.

         Tenant agrees that Tenant, Tenant's employees, agents, customers and guests will at all times fully abide by, keep and observe all reasonable rules and regulations which Landlord may from time to time make or promulgate and which are applicable to all lessees, or to Tenant and other similar tenants, of the Complex concerning the management, safety, care and cleanliness of the Complex and for the preservation of good order and convenience of other lessees and occupants of the Complex, including, without limitation, the Rules and Regulations attached hereto and made an integral part hereof.

         Any violation by Tenant of any of the rules and regulations contained in the Rules and Regulations attached to this Lease or other Sections of this Lease, or as may hereafter be adopted by Landlord pursuant to this Lease, may be restrained; but, whether or not so restrained, Tenant acknowledges and agrees that Tenant shall be and remain liable for all damages, loss, costs and expenses resulting from any violation by Tenant or its employees, agents, customers or quests, or any combination thereof, of any of said rules and regulations. Except as provided in Section 15.1 hereof, nothing in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations, or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, customers, guests or by any other person.

Section 6.6.     Rights Reserved to Landlord.

         Landlord reserves the following rights, exercisable without notice and without liability of Landlord for damage or injury to property, person or business and without regard to the effect, and without effecting, any eviction or disturbance of Tenant's use or possession and without giving rise to any claim for setoff or abatement of rent or affecting any of Tenant's obligations under this Lease:


                 (a)              To change the name or street address of the
                          Complex.

                 (b)              To install and maintain signs on the exterior
                          and interior of the Complex.

                 (c)              To prescribe the location and style of the
                          suite number and identification sign or lettering for the Premises occupied by the Tenant.

                 (d)              To retain at all times, and to use in
                          appropriate instances as described in the Lease, pass keys to the Premises.

                 (e)              To grant to anyone the right to conduct any
                          business or render any service in the Complex whether or not it is the same as or similar to the use expressly permitted to Tenant hereunder (except as regarding kidney dialysis.

                 (f)              To exhibit the Premises at reasonable hours
                          and upon reasonable notice and to return the Premises to its condition as of the commencement of the term of this Lease, at any time after Tenant abandons the Premises.

                 (g)              To have access for Landlord and other tenants
                          or occupants of the Complex to all mail drops according to the rules of the United States Postal Service.

                 (h)              To enter the Premises at reasonable hours and
                          upon reasonable notice for reasonable purposes, including inspection or service to be provided to Tenant hereunder.

                 (i)              To require all persons entering or leaving
                          the Complex, during such hours as Landlord may from time to time reasonably determine, to identify themselves to watchmen by registration or otherwise and to establish their right to enter or leave in accordance with the security and safety rules adopted by Landlord. Landlord shall have the right to establish and change from time to time a security control and locking system with respect to entry to and exit from the Complex. Landlord shall not be liable in damages for any reasonable error with respect to admission to or eviction or exclusion from the Complex of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Complex during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the tenants or other occupants of the Complex or the protection of the Complex and the property in the Complex. In addition to agreeing specifically to the terms of this Lease, Tenant also agrees to cooperate with any reasonable safety or security program developed by Landlord.

                 (j)              To control and prevent access to common areas
                          and other non-general public areas of the Complex.

                 (k)              Provided that access to the Premises shall be
                          maintained and the business of Tenant shall not be interfered with, to rearrange, relocate, enlarge, reduce or change corridors, exits and entrances in or to the Complex and the land and to decorate and to make repairs, alterations, additions and improvements, structural or otherwise, in or to the Complex, the land or any part thereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Complex and the land in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonable required by the character of the work to be performed and during such operations may enter upon the Premises and take into and upon or through any part of the Complex, including the Premises, all materials that may be required to make such repairs, alterations, improvements or additions, and in that connection, Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in interruption of the business of Tenant, or otherwise, or relieving Tenant from performance of Tenant's obligation under this Lease provided that Landlord shall at all such instances, use its best efforts to minimize disruption to Tenant's business.

                 (l)              To designate certain parking spaces and
                          parking areas on the land or on adjacent land for the exclusive use of one or more tenants in the Complex or any adjoining or adjacent building or buildings now existing or hereafter constructed, to install gates, traffic regulating devices, directional signage, security systems, make and adopt such reasonable rules and regulations in addition to, or other than, or by way of amendment or modification of the rules and regulations attached to this Lease relating to use of parking spaces and parking areas, including, but not limited to vehicle size, direction of traffic and loading and unloading of vehicles.

                 (m)              To designate and select agents, employees and
                          contractors to perform services in the Complex and on the land, whether or not affiliated with Landlord, at competitive rates.

                 (n)              To install and designate areas for
                          installation of vending machines and collect all revenue derived from the use thereof.

                 (o)              To take any and all measures, including
                          inspection, repairs, alterations, additions and improvements to the Premises or to the Complex, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Complex or the Landlord's interest, or as may be necessary or desirable in the operation of the Complex.

                 (p)              To sell, lease, transfer, encumber or pledge
                          Landlord's interest in the Complex, Premises and/or this Lease at any time without notice to Tenant, without requiring Tenant's consent, subject to all of Tenant's rights as set forth in this Lease. Nothing in this Section 6.6 (q) shall be deemed to supersede any provision of Section 16.1 hereof.

                ARTICLE 7.0.   MAINTENANCE, REPAIR, ALTERATION

Section 7.1.     Landlord's Obligations.

         Landlord shall, at its sole expense, keep and maintain the foundation structure, and the four outer walls of the Premises in good repair, except that Landlord shall not be called on to make any repairs necessary which arise from the act or negligence of Tenant, its agents, employees, invitees, customers or guests, (except to the extent that Landlord is reimbursed therefor under any policy of insurance permitting waiver of subrogation in advance of loss). Landlord shall maintain all landscaping, sidewalks, parking areas and other common areas in good condition as well as supply all snow removal and common area janitorial services, the expenses of which shall be included as Complex Costs. However, Landlord may, in its sole discretion, provide additional services on such terms and conditions as may be then agreed upon between Landlord and Tenant. All charges for such additional services shall be due and payable within fifteen (15) days of the billing therefor. In the event Tenant shall fail to pay the full amount of such billing when due, the unpaid balance shall be considered Rent currently due in full, in addition to the next installment Rent. Failure by Tenant to pay any portion of Rent may be deemed a Tenant default under this Lease.

Section 7.2.     Utilities.

         Landlord shall, at its sole cost and expense, provide and maintain the necessary mains and conduits in order that water and sewer facilities, gas and electricity may be available to the Premises and the Complex. If Tenant shall use water, gas and/or electricity for any purpose in the Premises and Landlord shall elect to supply the water gas and/or electricity, Tenant shall accept and use the same as tendered by Landlord and pay therefor at the applicable rates filed with the proper regulating authority and in effect from time to time covering such services. In the event Tenant separately contracts for the provision of any utilities to the Premises, Tenant hereby agrees to promptly pay for its use.

Section 7.3.     Exterior Lighting.

         Landlord shall provide facilities for the lighting of the parking area located adjacent to the Premises during appropriate hours of darkness.

Section 7.4.     Tenant's Obligations.

         The interior of the Premises and all facilities and equipment within and serving the Premises shall at all times be kept in good order, condition and repair by Tenant, and shall also be kept in a clean, sanitary and safe condition in accordance with the laws of the State of Michigan and all reasonable directions, rules and regulations of Landlord and the health officer, fire Marshall, building inspector or other proper officers of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant, unless the same arise from any act or negligence of Landlord, its agents, employees, invites or guests. Tenant shall comply with all requirements of law, ordinance and otherwise regarding Tenant's use and occupancy of the Premises, providing, however, that Tenant shall not be so required to make any structural or other substantial change to the Premises. Tenant shall cause no waste, damage or injury to the Premises. Tenant shall at its own cost and expense replace any glass windows and doors in the Premises which may be broken or cracked, unless the same arise out of any act or negligence of Landlord, its agents, employees, invitees or guests. Tenant shall at its own cost and expense maintain in good operating condition all heating and air conditioning equipment located within and serving the Premises as required by the manufacturers of such equipment or as reasonable required by Landlord, provide janitorial services for the Premises and wash the interior and exterior windows of the Premises. Tenant hereby waives all rights to make any repairs or incur any maintenance costs at Landlord's expense. At the expiration of this Lease, Tenant shall surrender the Premises in good condition, reasonable wear and tear and loss by fire or other unavoidable casualty excepted. Nothing within this Section shall create an obligation on the part of Tenant to comply with any of the laws, directions, repairs, modifications, alterations or rules and regulations referred to which may require structural additions, unless such compliance is required due to any act or work performed by Tenant, in which event Tenant shall comply at its sole expense.

Section 7.5.     Plumbing.

         The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and expense of any breakage, stoppage, or damage resulting from a violation of this provision by Tenant shall be borne by Tenant.

Section 7.6.     Signs.

         Tenant shall not erect or install any exterior signs, interior window or door signs, window or door lettering without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed. Tenant shall pay any and all cost and expense relating to the installation and removal of Tenant's signs.

Section 7.7.     Alterations.

         Tenant, its employees or agents shall not alter or deface any walls, ceilings, partitions, floors, wood, stone, or iron work without the Landlord's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. All alterations, additions or improvements, which may be made or installed by either of the parties hereto upon the Premises and which in any manner are attached to the floors, walls or ceilings shall remain upon and be surrendered with the Premises as a part thereof, without disturbance, molestation or injury. Any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor of the Premises shall be and become the property of the Landlord absolutely.

                     ARTICLE 8.0.   INSURANCE AND INDEMNITY

Section 8.l.     Indemnity.

         Tenant agrees to indemnify and hold Landlord harmless against all claims, demands, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from Tenant's conduct, occupancy or management of Tenant's business, its use of the Premises, from construction of improvements by Tenant, from any breech on the part of the Tenant of any conditions of this Lease, or from any negligence of Premises. Notwithstanding anything to the contrary contained herein, the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries caused by any negligence or intentional misconduct of Landlord, its agents, servants, contractors or employees. In case of any action or proceeding brought against Landlord by reason or such claims as is described in the initial sentence of this Paragraph 10. Tenant, upon notice from Landlord, covenants to defend such action or proceeding by counsel reasonably acceptable to Landlord.

Section 8.2.     Landlord's Insurance.

         Landlord covenants and agrees that throughout the term of this Lease it will insure the Complex (including the building of which the Premises are a part) and the building improvements (excluding any property with respect to which tenants are obligated to insure) against damage by fire including extended coverage, vandalism and malicious mischief and comprehensive general liability insurance in such amounts as would be carried by a prudent owner of a similar building in the geographic area.

Section 8.3.     Tenant Insurance.

         (a) Tenant shall not do anything in or about the Premises which will in any way tend to increase the insurance rates on the Premises and/or Complex.

         (b) Tenant shall carry, naming Tenant as insured and Landlord as additional insured, fire insurance with extended coverage in an amount equal to the full replacement value of the insurable improvements to the Premises based upon the fire rating required by the insurance underwriters for the Complex.

         (c) For the term of this Lease, Tenant shall pay as additional rent any increase in premium of Landlord for insurance against loss by fire or other casualty resulting from the business carried on in the Premises by Tenant, whether or not Landlord has consented to the same. If Tenant installs any electrical equipment that overloads the lines in the Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction.

Section 8.4.     Tenant Public Liability Insurance.

         Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability insurance with respect to the Premises and the business operated by Tenant, Tenant shall be named as insured and Landlord as additional insured parties covered thereby, and in which the limits of liability shall be not less than One Million Dollars ($1,000,000.00) for each accident or occurrence for bodily injury and One Million Dollars ($1,000,000.00) for property damage. Tenant shall furnish Landlord with a certificate or certificates evidencing such insurance, that such insurance is in force at all times during the term of this Lease.

Section 8.5.     Glass Insurance.

         The Tenant shall be responsible for all damage to glass on the Premises with regard to breakage and the replacement of same, unless due to the negligence or intentional misconduct of Landlord, its agents, servants, contractors or employees. Tenant shall maintain such insurance as may be necessary, and will assume full responsibility, for all such glass during the term of this Lease.

Section 8.6.     Insurance Policies.

         Insurance policies required of Tenant pursuant to this Article shall name Landlord as additional insured and shall be with insurance companies licensed to do business within the State of Michigan. Said certificates of insurance shall be delivered to Landlord, and such insurance carrier shall endeavor to provide at least thirty (30) days notice to Landlord prior to any cancellation or amendment thereof. If Tenant fails to keep the required insurance in full force and effect, Landlord may, at its option, obtain such insurance and pay the cost thereof with all such costs deemed Rent currently due in full, in addition to the next installment of Rent; the failure of Tenant to pay any portion of Rent may be deemed a default by Tenant under this Lease.

Section 8.7.     Waiver of Subrogation.

         Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

                           ARTICLE 9.0.   ASSIGNMENT

Section 9.1.     Tenant Assignment.

         Tenant shall not assign or sublet the whole or any part of the Premises without prior written consent of the Landlord, such consent not to be unreasonably withheld, conditioned or delayed. In the event of any such assignment, Tenant shall deliver to

Landlord within a reasonable time thereafter, a written agreement from the assignee agreeing with Landlord to perform the term, covenants, and conditions of Tenant contained in this Lease.

         Notwithstanding anything contained anything contained herein to the contrary, Tenant may assign this Lease, or sublease the Premises, in whole or in part, without the consent of Landlord, to:

         (a) any corporation into which or with which Tenant has merged or consolidated;

         (b) any parent, subsidiary, successor, or wholly-owned affiliate corporation of Tenant;

         (c) any corporation which acquires all or substantially all of the assets or issued and outstanding shares of capital stock of Tenant;

         (d) any partnership, the majority interest of which shall be owned by Tenant or a parent, subsidiary, successor or wholly-owned affiliate corporation of Tenant; or

         (e) any purchaser with assets equal to or greater than Tenant provided that any such assignee or successor shall agree in writing to assume and perform all of the terms and conditions of this Lease on Tenant's part to be performed from and after the effective date of such assignment or subletting.

Section 9.2.     Landlord Assignment.

         In the event of any sale, lease or transfer of Lessor's interest, by agreement or by the operation of law, in the Premises, Complex or any portion thereof, or other interest therein or thereunder, then, in any such event, Landlord shall be free and relieved of all future liability (I) under any and all of its covenants and obligations contained in or arising from or under this Lease, and (ii) arising out of any act, occurrence or omission occurring after the consummation of said sale, lease or transfer.


                         ARTICLE 10.0.   EMINENT DOMAIN

Section 10.1.    Total Condemnation.

         If the whole of the Premises shall be taken by any public authority under the power of eminent domain then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the Rent shall be paid up to that day with a proportionate refund by Landlord of any Rent which had been paid in advance.

Section 10.2.    Partial Condemnation.

         If less than the whole, but more than twenty percent (20%) of the Premises are taken under the power of eminent domain, Landlord and Tenant shall each have the right to terminate this Lease upon ten (10) days prior written notice to the other and in such event such termination shall be effective upon the day possession of the Premises shall be required for public use. Such notice shall be given within thirty (30) days after such taking for public use. In the event (I) neither party hereto shall elect to terminate this Lease, or
(ii) less than twenty percent (20%) of the Premises are so taken, Landlord shall, at its own cost and expense, make all necessary repairs and alterations to the Complex necessary to constitute the remaining Premises a complete architectural unit. In the event Tenant elects, pursuant to the terms of this
Section 10.2, to remain in possession of the Premises, all the terms herein provided shall continue in effect, except that the Rent shall be reduced in proportion to the amount of the square footage of the Premises taken.

Section 10.3.    Damages From Condemnation.

         All damages awarded for a taking under the power of eminent domain, whether for the whole or part of the Premises, shall belong to and be the sole property of Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Premises or Complex; provided, however, that Landlord shall not be entitled to any award made directly to Tenant for loss of business, depreciation to, and cost of removal of stock and fixtures.

              ARTICLE 11.0.    DESTRUCTION OR DAMAGE TO PREMISES.

Section 11.1.    Casualty Loss.

         In the event that the Premises are damaged by fire or other casualty, Landlord shall forthwith proceed to repair and restore the Premises to the end that space of the same size and utility are available as expeditiously as possible. Tenant's rent shall be abated in just proportion during the period of impaired use of the Premises. If more than fifty (50%) percent of the inside space of the Building or the Premises is so damaged, either Landlord or Tenant may cancel this Lease on thirty (30) days' notice and rent shall be apportioned as of the date of the casualty. If a registered engineer or architect jointly acceptable to Landlord and Tenant shall notify them within thirty (30) days after such fire or casualty that, in his opinion, the damage to the Premises cannot be repaired so as to substantially restore the Premises to their former condition within one hundred eighty (180) days after such fire or casualty, or if the Premises are in fact not restored to substantially the same condition as prior to such fire or casualty within one hundred eighty
(180) days after such occurrence, then this Lease may be terminated by either Landlord or Tenant, and rent shall be apportioned as of the termination date. The rights of cancellation and termination afforded to the parties by this Paragraph 14 shall not be affected or extended by reason of the happening of any event described in Paragraph 21.

                       ARTICLE 12.0.    TENANT BANKRUPTCY

Section 12.1.    Tenant's Interest Not Transferable.

         Neither this Lease, nor any interest herein nor any estate hereby created, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise due to Tenant's bankruptcy.

Section 12.2.    Landlord's Option To Terminate.

         In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant shall be adjudicated insolvent or petition for relief under any bankruptcy act, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant's insolvency or inability pay its debts, or if any assignment shall be made of Tenant's property for the benefit of creditors, then and in any such events, Landlord may at its option by notice to Tenant terminate this Lease and all rights of Tenant hereunder as of the date of such event.

                         ARTICLE 13.0.   TENANT DEFAULT

Section 13.1.    Right to Re-Enter.

         If Tenant defaults in the payment of any Rent due or other charge payable by Tenant and Tenant does not cure the default within seven (7) days after receipt of written notice thereof shall have been given to Tenant, or if Tenant defaults in the prompt and full performance of any other term, condition or covenant of this Lease to be observed or performed by Tenant, and Tenant does not cure the default within thirty (30) days or such additional time as is reasonably required to cured such default after receipt of written notice thereof by Tenant; or if the leasehold interest of Tenant be levied upon under execution or be attached by the process of law; or if Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts; or if Tenant abandons the Premises before the end of the term hereof; then Tenant shall be in breach of this Lease and Landlord may elect to either terminate this Lease, or, without terminating this Lease, terminate Tenant's right to possession of the Premises. Besides any and other rights and remedies Landlord may have by law or otherwise, it shall have the immediate right of re-entry and may remove all persons and property from the Premises and Landlord's entry upon and taking possession of the Premises shall not in any way terminate this Lease or release the Tenant in whole or in part from Tenant's obligation to pay the Rent or other charges payable hereunder for the full lease term or discharge Tenant from any loss or damage sustained by Landlord on account of Tenant's breach of the Lease, unless Landlord elects to terminate the Lease.

Section 13.2.    Right to Re-Let.

         Should Landlord elect to re-enter as provided in Section 13.1 hereof, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or Landlord may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to return the Premises to its condition as of the commencement of the term of this Lease, and Landlord shall then have the right to re-let the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole and absolute discretion may deem advisable. Upon each such re-letting, rental income, if any, shall be applied: first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such re-letting, including brokerage fees and reasonable attorney's fees and costs of such restoration as provided above, third to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rentals received from such re-letting during any month be less than the Rent to be paid by Tenant during the month, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly in advance on or before the first day of
such month.   No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

         Notwithstanding any re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach of any term or provision of this Lease. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering possession of the Premises, and reasonable attorneys' fees incidental thereto.

Section 13.3.    Legal Expenses.

         If suit shall be brought for Landlord's recovery of possession of the Premises, for Landlord's recover of Rent or any other amount due Landlord or Tenant under any provision (s) of this Lease, or because of the breach of any other covenant herein contained on the part of Landlord or Tenant to be kept or performed, the defaulting party shall pay to the non-defaulting party all expenses incurred therefor, including all reasonable attorneys' fees and court costs.

Section 13.4.    Receipt of Money After Termination of Lease.

         No receipt of money by the Landlord from the Tenant after the termination of this Lease shall reinstate, continue or extend the term, nor waive or affect any notice given by the Landlord to the Tenant prior to such receipt of money.

Section 13.5.    Self-Help.

         If Tenant shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed, other than an obligation to pay money, and shall not cure such default as provided herein, Landlord may, at its option, without waiving any claim for damages for breach of this Lease, at any time thereafter, cure such default for the account of Tenant and any amount paid or any liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant agrees to reimburse Landlord thereafter and save Landlord harmless therefrom.

         If Landlord shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed and shall not cure such default as provided herein, Tenant may, at its option, without waiving any claim of damages for breach of lease, at any time thereafter, cure such default for the account of Landlord and any amount paid or any liability incurred by Tenant in so doing shall be3 deemed paid or incurred for the account of Landlord and Landlord agrees to reimburse Tenant thereafter and save Tenant harmless therefrom. Tenant may, at its option, offset the amount owed it by Landlord by deducting such amount from future rental payments.

                       ARTICLE 14.0.   TENANT'S PROPERTY

Section 14.1.    Taxes on Leasehold.

         Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Premises by Tenant.

Section 14.2.    Notice By Tenant.

         Tenant shall give immediate notice to Landlord in case of fire or accidents in the Premises or in the Complex, or of defects herein or any defects in any fixtures or equipment of which Tenant is or shall have been aware.

                        ARTICLE 15.0.   QUIET ENJOYMENT

Section 15.1.    Landlord's Covenant.

         Upon timely payment by Tenant of all Rents as herein provided, and upon the observance and performance of all covenants, terms, and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease.

Section 15.2.    Tenant's Covenant.

         Tenant shall not commit in or about the Premises or the Complex any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other lessee, or customer, agent or employee of any other tenant of the Complex. Without limiting the generality of the foregoing, Tenant shall not allow the Premises to be used (a) for any purposed which, in Landlord's reasonable opinion, is improper, immoral, unlawful, unethical or objectionable, (b) for unlawfully selling harmful drugs or intoxicating liquor, or (c) for keeping, preparing, manufacturing or mixing anything which emits and odor outside of the Premises. Tenant shall not use any apparatus, machinery or device in or about the Premises which makes or sets-up any noise, vibration or other disturbance which adversely affects any other tenant in the Complex. Tenant shall at its sole cost and expense, comply with all health, safety, use and occupancy requirements of all municipal, state and federal authorities now or from time to time during the term hereof in force pertaining to Tenant's use and occupancy of the Premises.


                       ARTICLE 16.0.   LEASE SUBORDINATE

Section 16.1.    Subordination.

                 (a)              This Lease shall be subordinate to any
                     mortgage or deeds of trust that may now be upon or hereafter be placed upon the Premises or the Complex by Landlord or its assigns or transferees, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee or trustee, named in said mortgages or trust deeds shall agree to recognize the Lease of Tenant, the Tenant's rights thereunder and shall not disturb Tenant's possession of the Premises.

                 (b)              Tenant also agrees that any mortgagees or
                     trustees may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant agrees that upon thirty (30) days prior written request of Landlord or any mortgagee or any trustee, Tenant shall execute reasonable instruments which may be required to carry out the intent of this Section 16.1.


Section 16.2.    Attornment.

         Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, and any such purchaser shall recognize Tenant as the tenant under this Lease.

Section 16.3.    Tenant Off-Set Statement.

         Tenant agrees, within thirty (30) days of a written request therefor by Landlord, to execute in recordable form and deliver to Landlord a statement, in writing, certifying (I) that this Lease is in full force effect, (ii) the date of commencement of the term of this Lease is as set forth in Section 1.10.1, (iii) that all Rent is paid currently without any off-set or defense thereto, (iv) the amount of Rent, if any, paid in advance, and (v) that there are no incurred defaults by Landlord or stating those claimed by Tenant.

                         ARTICLE 17.0.   MISCELLANEOUS

Section 17.1.    Successors.

         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the respective heirs, executors, administrators, successors and assigns of the said parties. If there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants, and agreements herein. No rights, however, shall inure to the benefit of any assignee of any Tenant unless the assignment to such assignee has been previously approved by Landlord in writing as provided in Section 9.1

Section 17.2.      Waiver.

         One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of any subsequent breach of the same or other covenant or condition and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No breach of a covenant, term or condition or provision of this Lease shall be deemed to have been waived by Landlord unless such waiver (I) is in writing signed by the Landlord, (ii) identifies the breach, and (iii) expressly states that it is a waiver of the identified breach.

Section 17.3.      Notice.

         Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if such notice to Tenant is in writing, addressed to Tenant at the Premises, and copy to: R. Bower, Senior V.P. of Finance, Sensys Technologies, P.O. Box 1430, Newington, VA 22122, and sent by registered or certified mail with postage prepaid, return receipt requested; and if such notice to Landlord is in writing, addressed as noted in Section 1.5 of this Lease or to the last known post office address of which Tenant has received written notice. Prepaid and return receipt requested.

Section 17.4.      Relationship.

         Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the herein, shall be deemed to create any relationship between the parties hereto the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders where appropriate.

Section 17.5.      Consent Not Unreasonably Withheld.

         Landlord shall not unreasonably withhold its written consent or approval when Tenant is requires to obtain such consent or approval by the terms of this Lease.

Section 17.6.      Accord and Satisfaction.

         No payment by Tenant or receipt by Landlord of a lesser amount than the full Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent or other payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of Rent or pursue any other remedy in this Lease.

Section 17.7.      Headings.

         The headings, captions, article and section numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope of intent of such articles or sections of this Lease nor in any way affect this Lease.

Section 17.8.      Partial Invalidity.

         If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant extent permitted by law.

Section 17.9.      Reservation.

         The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord and Tenant.

Section 17.10.     Liens.

         In the event a mechanic's lien shall be filed against the Premises or Tenant's interest therein as the result of the work undertaken by Tenant to ready the Premises for

Tenant's occupancy or any time subsequently thereto or as a result of any repairs or alterations made by Tenant or at Tenant's request except as to repairs made by Landlord on Tenant's behalf, Tenant shall, within thirty (30) days after receiving notice of such lien, discharge such lien either by payment of the indebtedness due the mechanic's lien claimant or by filing a bond with Landlord reasonably satisfactory to Landlord as security therefor. In the event Tenant shall fail to discharge such lien, Landlord shall have the right to procure such discharge by filing such bond and Tenant shall pay the cost of such bond to Landlord as additional rent upon the first day that Rent shall be due thereafter.

Section 17.11.     Liability of Landlord.

         If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgement against Landlord, such judgement shall be satisfied only out of the proceeds of sale received upon execution of such judgement and levied thereon against the right, title and interest of Landlord in the Complex and out of rents or other income from such property receivable by Landlord, or out of the consideration of Landlord's right, title and interest in the Complex and the partners comprising the partnership which is Landlord shall not be personally liable for any deficiency.

Section 17.12.     Force Majeure.

         In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of restrictive governmental laws or regulations, riots, insurrection, war or other reason of like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 17.14 shall not operate to excuse tenant from prompt payment of rent, or any other payments required by the terms of this Lease.

Section 17.13.     Entire Agreement.

         This Lease, all Exhibits and Riders, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than those herein set forth. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

Section 17.14.     Estoppel.

         The parties agree that they shall rely solely upon the terms of this Lease to govern their relationship. They further agree upon the terms of this Lease to govern their relationship. They further agree that reliance upon any representation, act or omission outside the terms of this Lease shall be deemed unreasonable, and shall not establish any rights or obligations on the part of either party.

Section 17.18.     Attorney Approval.

         ALL PARTIES ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED TO SEEK THE ADVICE OF AN ATTORNEY.

                                    RIDER  A

         The terms and provisions of this rider shall supersede any contrary or inconsistent provisions of the Lease.

Section RA.1.    Terms.

         The term of the Lease as described in Section 1.10.1 of the Lease shall commence upon December 1, 1998.

Section RA.2.    Option to Renew.

         Subject to all terms and provisions of the Lease, if Tenant is not in default past any applicable cure period of any term or provision of the Lease as of the date specified in Section 1.10.2., upon notice to Landlord at least ninety (90) days prior to the date specified in Section 1.10.2 hereof, Tenant shall have the right to extend the term of this Lease until November 30, 2008 (the Option Term.) Based on the following rent:

                 Months          1-12              $9,656  p.m.
                 Months         13-24              $9,946  p.m.
                 Months         24-36              $10,245 p.m.
                 Months         37-48              $10,552 p.m.
                 Months         49-60              $10,868 p.m.

For a Total Base Rental ate during the Option Term of $615,204.00, plus Taxes, Insurance and C.A.M. charges.

Section RA.3.    Utilities Agreement.

         Tenant agrees to pay 100% of the utilities until such time as the remaining 50% of the building is leased. Tenant will be responsible for 50% of the utilities at that time. If it is deemed the new tenant has excessive utility, usage the proration of utilities will be reallocated to provide for said excessive use.